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                                                                 EXHIBIT 10.1(c)

                                  AMENDMENT TO
                                 ONDISPLAY, INC.
                    THIRD RESTATED INVESTOR RIGHTS AGREEMENT

      The Third Restated Investor Rights Agreement among OnDisplay, Inc. ("OnDisplay") and the investors who are parties thereto is hereby amended as follows:

      1. The defined term "Registrable Securities" is amended to include shares of Common Stock issued in the private placement that is taking place concurrently with the Qualified IPO. The amendment will be effected by inserting at the end of clause (2) of Section 2.1(b) the phrase "or issued in the private placement occurring contemporaneously with the Qualified IPO in December 1999."

      2. The Special Right of First Refusal is amended to add the following new paragraph (c):

                  "(c) Notwithstanding anything to the contrary, the
            consummation of the arrangement to reserve 5% of the Qualified IPO shares (excluding overallotment option exercise shares) for purchase by holders of Series C Preferred Stock shall be conclusively deemed to satisfy and fully discharge all of the Company's obligations under this Section 3.3, including but not limited to the notice and underwriter cutback provisions thereof."

      3.    This Amendment may be executed in counterparts.

Dated as of December 14, 1999

                                            ONDISPLAY, INC.


                                            By:_________________________________


                                    INVESTORS


Funds                                      Individuals
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_____________________________              _____________________________________
                                                         Signature

By:__________________________              _____________________________________
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By:__________________________